UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 18, 2008

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 859-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 2.01	Completion of Acqusition or Disposition of Assets

On April 18, 2008, Nautilus, Inc., a Washington corporation (the “Company”) completed the sale of all of the outstanding capital stock of its wholly-owned subsidiary DashAmerica, Inc. D/B/A Pearl Izumi USA, Inc., a Colorado corporation (“Pearl Izumi”), to Shimano American Corporation, a California corporation (“Shimano”). The transaction was completed pursuant to a previously announced Stock Purchase Agreement among Nautilus, Pearl Izumi and Shimano, as amended (the “Stock Purchase Agreement”). The aggregate purchase price of $69.4 million was comprised of $65.3 million in cash and the assumption of $4.1 million in long-term debt, subject to adjustment for net working capital.

A copy of the Stock Purchase Agreement is attached as Exhibit 2.1 to the Company’s current report on Form 8-K filed on February 22, 2008 and is incorporated by reference herein. The Stock Purchase Agreement was amended pursuant to a First Amendment to Stock Purchase Agreement dated as of April 18, 2008 (the “Amendment”), a copy of which is attached hereto as Exhibit 2.2 and is incorporated by reference herein. The foregoing description of the Stock Purchase Agreement and the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement and the Amendment. Exhibit 2.2 contains a descriptive list of omitted schedules to the Amendment and the Company undertakes to furnish the U.S. Securities and Exchange Commission with a copy of such omitted schedules and exhibits upon request.

On April 21, 2008 the Company issued a press release regarding completion of the transactions contemplated by the Stock Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.2	First Amendment to Stock Purchase Agreement dated as of April 18, 2008 by and among Nautilus, Inc., Shimano American Corporation and DashAmerica, Inc. D/B/A Pearl Izumi USA, Inc. [Confidential treatment has been requested with respect to a portion of this exhibit]

99.1	Nautilus, Inc. Press Release dated April 21, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC. (Registrant)

April 24, 2008	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.2	First Amendment to Stock Purchase Agreement dated as of April 18, 2008 by and among Nautilus, Inc., Shimano American Corporation and DashAmerica, Inc. D/B/A Pearl Izumi USA, Inc. [Confidential treatment has been requested with respect to a portion of this exhibit]

99.1	Nautilus, Inc. Press Release dated April 21, 2008.